--------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER         [GRAPHIC]                 December 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

                               SUMMARY OF TERMS

This summary highlights selected information about the Notes and the Certificates. It does not contain all of the information that you might find important in making your investment decision. It provides only an overview of certain information to aid your understanding. You should read the full description of this information appearing in this Term Sheet, in the Prospectus Supplement and in the Prospectus.


ISSUER

SLM Student Loan Trust 1999-3

INFORMATION ABOUT THE SECURITIES

The Trust is offering the following classes of Securities:

 .    Floating Rate Class A-1 Student Loan-Backed Notes in the amount of
     $[1,201,500,000];

 .    Floating Rate Class A-2 Student Loan-Backed Notes in the amount of
     $[787,000,000]; and

 .    Floating Rate Student Loan-Backed Certificates in the amount of
     $[72,300,000].

The Securities will receive payments primarily from collections on a pool of Trust Student Loans.

THE NOTES

The Notes are debt obligations of the Trust.

Interest will accrue on the principal balance of the Notes at capped Note Rates during three-month Accrual Periods and will be paid on quarterly Distribution Dates.

An Accrual Period begins on a Distribution Date and ends on the day before the next Distribution Date. The first Accrual Period, however, will begin on December 28, 1999, the Closing Date, and end on January 24, 2000, the day before the first Distribution Date.

A Distribution Date is the 25th of each January, April, July and October, beginning January 25, 2000. If any January 25, April 25, July 25 or October 25 is not a business day, the Distribution Date will be the next business day. Interest will be payable to holders of record as of the close of business on each Record Date.

     A Record Date is the day before the related Distribution Date.

 .    Interest Rates. The Notes will bear interest at the annual rates listed below:

     . The Class A-1 Rate will be Three-Month LIBOR, except for the first Accrual Period, which will be One-Month LIBOR, as determined on the second business day before the beginning of the applicable Accrual Period plus 0.08%.

     . The Class A-2 Rate will be Three-Month LIBOR, except for the first Accrual Period, which will be One-Month LIBOR, as determined on the second business day before the beginning of the applicable Accrual Period plus 0.16%.

The Note Rates will be capped at the Student Loan Rate, which in general will equal the expected weighted average interest rate of the Trust Student Loans less servicing and administration fees. See "Description of the Securities--The Notes--Distributions of Interest" in the Prospectus Supplement.

                                                                               3
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER         [GRAPHIC]             December 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

Interest on the Notes will be calculated based on the actual number of days elapsed in each Accrual Period divided by 360.

 .    Interest Payments. Interest accrued on the outstanding principal amount of the Notes during each Accrual Period will be payable on the related Distribution Date.

If either Note Rate for any period is based on the Student Loan Rate, this will create a Note Interest Carryover that will be payable on later Distribution Dates if funds are available.

The "Note Interest Carryover" is the additional amount of interest on the Notes that would have accrued if the Note Rate had not been capped at the Student Loan Rate. Note Interest Carryover will continue to be payable even if the principal amount of the applicable class of Notes has been paid in full.

 .    Principal Payments. Principal of the Notes will be payable on each
     Distribution Date in an amount generally equal to (a) the Principal Distribution Amount for that Distribution Date plus (b) any shortfall in the payment of Note principal as of the preceding Distribution Date.

     The Principal Distribution Amount is:

     . for the initial Distribution Date, the excess of the outstanding Securities balance over the Adjusted Pool Balance for that Distribution Date; and

     . for each later Distribution Date, the excess of the Adjusted Pool Balance for the preceding Distribution Date over the Adjusted Pool Balance for the current Distribution Date.



"Adjusted Pool Balance" for any Distribution Date means:

(a) if the Pool Balance of the student loans at the end of the related Collection Period exceeds 40% of the initial Pool Balance, the sum of the Pool Balance plus the required reserve account balance for that Distribution Date, or

(b) if the Pool Balance at the end of the related Collection Period is 40% or less of the initial Pool Balance, that Pool Balance. See "Description of the Securities--Distributions" in the Prospectus Supplement.

"Collection Period" means a calendar quarter or, for the first Collection Period, the period from the applicable Cutoff Date through December 31, 1999.

The "Cutoff Date" is September 13, 1999 for approximately $1,000,781,997 of the Trust Student Loans (the "Group 1 Trust Student Loans") and September 20, 1999 for approximately $1,001,787,403 of the Trust Student Loans (the "Group 2 Trust Student Loans").

The "Pool Balance" for any date means the aggregate principal balance of the Trust Student Loans on that date, including accrued interest that is expected to be capitalized, as reduced by:

 .    all payments received by the Trust through that date from borrowers, the
     Guarantee Agencies and the Department;

 .    all amounts received by the Trust through that date from purchases of the
     Trust Student Loans by the Seller or the Servicer;

 .    all Liquidation Proceeds and Realized Losses on the Trust Student Loans
     liquidated through that date;

                                                                               4
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER         [GRAPHIC]              December 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

 .    the amount of any adjustments to balances of the Trust Student Loans that the Servicer makes under the Servicing Agreement through that date; and

 .    the amount by which Guarantor reimbursements of principal on defaulted
     Trust Student Loans through that date are reduced from 100% to 98% (or other applicable percentage), as required by the risk sharing provisions of the Higher Education Act.

Note principal will be applied sequentially on each Distribution Date:

 .    first, to the Class A-1 Notes until their principal balance is reduced to zero; and

 .    then, to the Class A-2 Notes until their principal balance is reduced to zero.

     Maturity Dates.

 .    the Class A-1 Notes will mature no later than January 25, 2007; and

 .    the Class A-2 Notes will mature no later than July 25, 2012.

     The actual maturity of the Class A-1 Notes and the Class A-2 Notes could occur sooner. This may happen if, for example,

     .    there are prepayments on the Trust Student Loans;

     . the Seller exercises its option to purchase any remaining Trust Student Loans; or

     . the Indenture Trustee auctions the remaining Trust Student Loans. See "Trading Information--Weighted Average Life of the Securities" in the Prospectus.

     . Denominations. The Notes will be available for purchase in denominations of $1,000 and additional increments of $1,000. They will be available only in DTC book-entry form, which means that you will not receive a certificate representing your Notes except in very limited circumstances.

     . Security for the Notes. The Notes will be secured by the assets of the Trust, primarily the Trust Student Loans.

     THE CERTIFICATES

     The Trust will issue the Certificates under the Trust Agreement. The Certificates represent ownership interests in the Trust. The initial Certificate Balance will equal $[72,300,000].

     . Return on the Certificates. The Certificates will bear return at an annual rate equal to:

          Three-Month LIBOR, except for the first Accrual Period, which will be One-Month LIBOR, determined on the second business day before the beginning of the applicable Accrual Period plus 0.40%.

     Return on the Certificates will be calculated based on the actual number of days elapsed in each Accrual Period divided by 360.

     The Certificate Rate, like the Note Rates, will be capped at the Student Loan Rate.

     .    Payments of Accrued Return

          On each Distribution Date, holders of record of Certificates as of the Record Date will be paid return at the Certificate Rate on the Certificate Balance.

          If the Certificate Rate for any Distribution Date is based on the Student Loan Rate, this will create a

                                                                               5
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This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             December 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

     Certificate Return Carryover, which will be payable on later Distribution Dates if funds are available.

     The "Certificate Return Carryover" is the additional amount of return on the Certificates that would have accrued if the Certificate Rate had not been capped at the Student Loan Rate. This amount will be payable out of the Collection Account only after all other required distributions to Security holders have been made.

 .    Distribution of the Certificate Balance. Distributions on the Certificate
     Balance will be made only after the Notes have been paid in full, in an amount generally equal to (a) the remaining Principal Distribution Amount plus (b) any shortfall in the payment of the Certificate Balance as of the preceding Distribution Date. See "Description of the Securities--Distributions" in the Prospectus Supplement.

 .    Final Distribution Date. Distribution of any remaining Certificate Balance will be made no later than January 26, 2015. However, final distribution of the Certificate Balance could occur earlier as a result of the same factors that may cause an early maturity of the Notes.

 .    Subordination of the Certificates. Distributions of return on the
     Certificates will be subordinated to the payment of interest on the Notes, other than any Note Interest Carryover. Distributions of the Certificate Balance will be subordinated to the payment of both interest on the Notes, other than any Note Interest Carryover, and principal of the Notes. See "Description of the Securities--The Certificates--Subordination of the Certificates" in the Prospectus Supplement.

 .    Denominations. Certificates will be available for purchase in denominations of $100,000 and additional increments of $1,000. They will be available in DTC book-entry form only.

INDENTURE TRUSTEE

The Trust will issue the Notes under an Indenture.

Under the Indenture, Bankers Trust Company will act as Indenture Trustee for the benefit of and to protect the interests of the Noteholders.

ELIGIBLE LENDER TRUSTEE

The Trust will issue the Certificates under a Trust Agreement. Chase Manhattan Bank Delaware will be the initial Eligible Lender Trustee under the Trust Agreement. It will hold legal title to the assets of the Trust for Certificateholders.

ADMINISTRATOR

The Student Loan Marketing Association, known as Sallie Mae, will act as the Administrator of the Trust under an Administration Agreement. Sallie Mae is a government-sponsored enterprise and currently owns the Trust Student Loans. Under certain circumstances, Sallie Mae may transfer its obligations as administrator. See "Servicing; Administration--Administration Agreement" in the Prospectus.

INFORMATION ABOUT THE TRUST

Formation of the Trust

The Trust will be a Delaware Business Trust.

The only activities of the Trust are acquiring, owning and managing the Trust Student Loans and the other assets of the Trust, issuing and making payments on the Securities and other related activities. See "Formation of the Trust--The Trust" in the Prospectus Supplement.

SLM Funding Corporation, as Seller, after acquiring the student loans from Sallie Mae under a Purchase Agreement, will sell them to the Trust on the Closing Date under a Sale Agreement. The Seller is a wholly-

                                                                               6
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This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             December 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

owned subsidiary of Sallie Mae. Because the Seller is not eligible under the federal higher education laws to hold legal title to the student loans, Chase Manhattan Bank Delaware, as Interim Eligible Lender Trustee, will hold legal title to the student loans for the Seller under an interim trust arrangement.



Its Assets

The assets of the Trust will include:

 .    the Trust Student Loans;

 .    collections and other payments on the Trust Student Loans; and

 .    funds it will hold in its trust accounts, including the Collection Account and the Reserve Account.

The rest of this section describes the Trust Student Loans and trust accounts more fully.

 .    Trust Student Loans. The Trust Student Loans consist of a pool of education loans to students and parents of students made under the Federal Family Education Loan Program ("FFELP"). Some of the Trust Student Loans are Consolidation Loans, which are used to combine the borrower's obligations under various federally authorized student loan programs into a single loan.

The Trust Student Loans had an initial Pool Balance of approximately $2,002,569,400 as of the applicable Cutoff Dates.

As of the applicable Cutoff Date, the weighted average annual interest rate was approximately 7.52% for the Group 1 Trust Student Loans and 7.53% for the Group 2 Trust Student Loans. In each case, their weighted average remaining term to scheduled maturity was approximately 116 months.

Sallie Mae originally acquired the Trust Student Loans in the ordinary course of its student loan financing business. Guarantee Agencies described in the Prospectus Supplement guarantee all of the Trust Student Loans. They are reinsured by the United States Department of Education (the "Department"). The Trust Student Loans have been selected from the student loans owned by Sallie Mae based on the criteria established by the Seller, as described in the Prospectus Supplement and the Prospectus.

 .    Collection Account. The Administrator will deposit collections on the Trust
     Student Loans, Interest Subsidy Payments and Special Allowance Payments into the Collection Account.

 .    Reserve Account. The Administrator will establish and maintain the Reserve
     Account as an asset of the Trust in the name of the Indenture Trustee. The Trust will make an initial deposit from the net proceeds from the sale of the Securities into the Reserve Account on the Closing Date. The deposit will be in cash or Eligible Investments equal to $[5,006,423] (the "Reserve Account Initial Deposit"). Funds in the Reserve Account may be replenished on each Distribution Date by additional funds available after all prior required distributions have been made. See "Description of the Securities--Distributions" in the Prospectus Supplement.

     The Reserve Account enhances the likelihood of payment to Noteholders and Certificateholders. In certain circumstances, however, the Reserve Account could be depleted. This depletion could result in shortfalls in distributions to Noteholders or Certificateholders.

ADMINISTRATION OF THE TRUST

                                                                               7
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             December 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

Under the Administration Agreement, Sallie Mae, as Administrator, will instruct the Indenture Trustee to withdraw funds on deposit in the Collection Account. These funds will be applied monthly to the payment of the Primary Servicing Fee and on each Distribution Date generally as shown in the following chart.


                                                                               8
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

                                              COLLECTION ACCOUNT


             First                                 SERVICER
                                             (Primary Servicing Fee)

            Second                               ADMINISTRATOR
                                             (Administration Fees)

            Third                                 NOTEHOLDERS
                                             (Noteholders'Interest
                                              Distribution Amount)

            Fourth                             CERTIFICATEHOLDERS
                                              (Certificateholders'
                                           Return Distribution Amount)

            Fifth                                 NOTEHOLDERS
first pro rata to the Class A-1              (Noteholders' Principal
    Noteholders and then pro                  Distribution Amount)
     rata to the Class A-2
         Noteholders

           Sixth                              CERTIFICATEHOLDERS
     (after the Notes                         (Certificate Balance
     are paid in full)                       Distribution Amount)

                                              RESERVE ACCOUNT
                                         (Amount, if any, necessary
         Seventh                         to reinstate the Reserve
                                          Account balance to the
                                             Specified Reserve
                                              Account Balance)

         Eighth                                  SERVICER
                                         (Carryover Servicing Fee,
                                                  if any)

         Ninth                                  NOTEHOLDERS
                                         (Note interest Carryover,
                                                  if any)

        Tenth                               CERTIFICATEHOLDERS
                                           (Certificate Return
                                            Carryover, if any)

      Eleventh                               RESERVE ACCOUNT
                                         (any remaining amounts)

Amounts remaining in the Reserve Account on any Distribution date in excess of the Specified Reserve Account Balance will, after the payments described below, be released to the Seller.

The "Specified Reserve Account Balance" is an amount, generally subject to a floor of $[2,002,569], required to be maintained in the Reserve Account. More specifically, the Specified Reserve Account Balance for any Distribution Date will be equal to the greater of (a) [0.25]% of the Pool Balance at the end of the related Collection Period and (b) $[2,002,569]. It will be subject to adjustment as described in the Prospectus Supplement. In no event will it exceed the outstanding balance of the Securities.

The following chart depicts the distribution of amounts in the Reserve Account on any Distribution Date, after the required distributions for that Distribution Date have been made, in excess of the Specified Reserve Account Balance.

                                             RESERVE ACCOUNT

                                                 Excess $
                                            SPECIFIED RESERVE
                                             ACCOUNT BALANCE

        1st                                    NOTEHOLDERS
                                        (Note Principal Shortfall)

        2nd                                CERTIFICATEHOLDERS
                                          (Certificate Balance
                                               Shortfall)

        3rd                                     SERVICER
                                        (Carryover Servicing Fee)

        4th                                    NOTEHOLDERS
                                        (Note Interest Carryover)

        5th                                CERTIFICATEHOLDERS
                                           (Certificate Return
                                               Carryover)

        Last                                     SELLER

                                                                               9
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

The Reserve Account will be available to cover any shortfalls in payments of the Primary Servicing Fee, the Administration Fee, the Noteholders' Interest Distribution Amount and the Certificateholders' Return Distribution Amount. In addition, the Reserve Account will be available:

(a) on the Class A-1 Maturity Date and the Class A-2 Maturity Date to cover shortfalls in payments of the Noteholders' principal and accrued interest, and

(b) on the Final Distribution Date upon termination of the Trust, to pay the Certificate Balance and accrued return and any Carryover Servicing Fee,
     Note Interest Carryover or Certificate Return Carryover.

If the market value of the Reserve Account on any Distribution Date is sufficient to pay the remaining principal and interest accrued on the Notes, the remaining Certificate Balance, any accrued return on the Certificates, and any Carryover Servicing Fee, Note Interest Carryover and Certificate Return Carryover, amounts on deposit in the Reserve Account will be so applied on that Distribution Date.

See "Description of the Securities--Credit Enhancement--Reserve Account" in the Prospectus Supplement.

Transfer of the Assets to the Trust. Under the Sale Agreement, the Seller will sell the Trust Student Loans to the Trust, with the Eligible Lender Trustee holding legal title to the Trust Student Loans. If the Seller breaches a representation under the Sale Agreement regarding a Trust Student Loan, generally it will have to cure the breach, repurchase or replace that Trust Student Loan or reimburse the Trust for losses resulting from the breach.

Servicing of the Assets

Under the Servicing Agreement, Sallie Mae Servicing Corporation, as Servicer, will be responsible for servicing, maintaining custody of and making collections on the Trust Student Loans. It will also bill and collect payments from the Guarantee Agencies and the Department. The Servicer, an affiliate of Sallie Mae, manages and operates Sallie Mae's loan servicing functions. See "Servicing Agreements" and "Servicing; Administration" in the Prospectus. Under certain circumstances, the Servicer may transfer its obligations as Servicer. See "Servicing; Administration-- Certain Matters Regarding the Servicer" in the Prospectus.

If the Servicer breaches a covenant under the Servicing Agreement regarding a Trust Student Loan, generally it will have to cure the breach, purchase that Trust Student Loan or reimburse the Trust for losses resulting from the breach. See "The Trust Student Loan Pool--Insurance of Student Loans" in the Prospectus Supplement.

Compensation of the Servicer

The Servicer will receive two separate fees: a Primary Servicing Fee and a carryover Servicing Fee.

The "Primary Servicing Fee" for any month is equal to

 .    in the case of Trust Student Loans that are not Consolidation Loans, 1/12th of 0.90% of their outstanding principal amount, plus

 .    in the case of Consolidation Loans, 1/12th of 0.50% of their outstanding principal amount.

The Primary Servicing Fee will be payable out of Available Funds and amounts on deposit in the Reserve Account on the 25th of each month (or the next business day), beginning January 25, 2000 (a "Monthly Servicing Payment Date"). Fees are calculated as of the last day of the preceding calendar month. Fees will include amounts from prior Monthly Servicing Payment Dates that remain unpaid.

                                                                              10
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER            [GRAPHIC]            DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

The Carryover Servicing Fee will be payable to the Servicer on each Distribution Date out of Available Funds.

The "Carryover Servicing Fee" is the sum of

 .    the amount of certain increases in the costs incurred by the Servicer;

 .    the amount of certain conversion, transfer and removal fees;

 .    any amounts described in the first two bullets that remain unpaid from prior Distribution Dates; and

 .    interest on such unpaid amounts as described in the Servicing Agreement.

See "Description of the Securities--Servicing Compensation" in the Prospectus Supplement.

TERMINATION OF THE TRUST

The obligations of the Servicer, the Seller, the Administrator, the Eligible Lender Trustee and the Indenture Trustee will terminate upon:

 .    the maturity or other liquidation of the last Trust Student Loan and the disposition of any amount received upon its liquidation; and

 .    the payment of all amounts required to be paid to the Noteholders and the
     Certificateholders.

See "Formation of the Trusts--Termination" in the Prospectus.

Optional Purchase

The Seller may purchase or arrange for the purchase of all remaining Trust Student Loans on any Distribution Date when the Pool Balance is 10% or less of the initial Pool Balance. The Seller's exercise of this purchase option will result in the early retirement of the Notes and the Certificates. The purchase price will equal the amount required to prepay in full (including all accrued interest) the remaining Trust Student Loans as of the end of the preceding Collection Period, but not less than the Minimum Purchase Amount plus any Note Interest Carryover and Certificate Return Carryover.

"Minimum Purchase Amount" means an amount that would be sufficient to

 .    reduce the outstanding principal amount of each class of Notes then outstanding on the related Distribution Date to zero;

 .    pay to Noteholders the interest payable on the related Distribution Date;

 .    reduce the Certificate Balance to zero; and

 .    pay to Certificateholders the return payable on the related Distribution
     Date.

Auction of Trust Assets

The Indenture Trustee will offer for sale all remaining Trust Student Loans at the end of the Collection Period when the Pool Balance is 10% or less of the initial Pool Balance. The "Trust Auction Date" will be the 3rd business day before the related Distribution Date. An auction will occur only if the Seller has first waived its optional purchase right described above. The Seller will waive its option to purchase the remaining Trust Student Loans if it fails to notify the Eligible Lender Trustee and the Indenture Trustee, in writing, that it intends to exercise its purchase option before the Indenture Trustee accepts a bid to purchase the Trust Student Loans. The Seller and its affiliates, including Sallie Mae and the Servicer, and unrelated third parties may offer bids to purchase the Trust Student Loans on the Trust Auction Date.

                                                                              11
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER            [GRAPHIC]          DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

If at least two bids are received, the Indenture Trustee will solicit and re-solicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Indenture Trustee will accept the highest of the remaining bids if it equals or exceeds the Minimum Purchase Amount or the fair market value of the Trust Student Loans as of the end of the related Collection Period, whichever is higher. If at least two bids are not received or the highest bid after the re-solicitation process does not equal or exceed that amount, the Indenture Trustee will not complete the sale. The Indenture Trustee may, and at the direction of the Seller will be required to, consult with a financial advisor, including an Underwriter of the Securities or the Administrator, to determine if the fair market value of the Trust Student Loans has been offered.

The net proceeds of any auction sale will be used to retire any outstanding Notes and Certificates on the related Distribution Date. If the sale is not completed, the Indenture Trustee may, but will not be under any obligation to, solicit bids for sale of the Trust Student Loans after future Collection Periods upon terms similar to those described above, including the Seller's waiver of its option to purchase remaining Trust Student Loans.

If the Trust Student Loans are not sold as described above, on each subsequent Distribution Date, if the amount on deposit in the Reserve Account (after giving effect to all Reserve Account withdrawals, except withdrawals payable to the Seller) exceeds the Specified Reserve Account Balance, the Administrator will direct the Indenture Trustee to distribute the amount of such excess as accelerated payments of Note principal and Certificate Balance. The Indenture Trustee may or may not succeed in soliciting acceptable bids for the Trust Student Loans either on the Trust Auction Date or subsequently.


TAX CONSIDERATIONS

Subject to important considerations described in the Prospectus Supplement and the Prospectus:

 .    Federal tax counsel and Delaware tax counsel for the Trust are of the opinion that the Notes will be characterized as debt for federal and Delaware state income tax purposes.

 .    Federal tax counsel is also of the opinion that, for federal income tax purposes, the Trust will not be taxable as a corporation. By accepting a Certificate, a Certificateholder will be deemed to agree to treat the Trust as a partnership in which it is a partner.

 .    In the opinion of Delaware tax counsel for the Trust, the same characterizations would apply for Delaware state income tax purposes as for federal income tax purposes. Noteholders and Certificateholders that are not otherwise subject to Delaware taxation on income will not become subject to Delaware tax as a result of their ownership of Notes or Certificates.

See "Certain Federal Income Tax Consequences" and "Certain State Tax Consequences" in the Prospectus for additional information concerning the application of federal tax laws.

ERISA CONSIDERATIONS

 .    The Notes. Subject to important considerations and conditions described in the Prospectus Supplement and the Prospectus, the Notes may, in general, be purchased by or on behalf of a Plan (including an insurance company general account) that is subject to Title I of ERISA or Section 4975 of the Internal Revenue Code only if an exemption from the prohibited transaction rules applies so that the purchase and holding of the Notes by or on behalf of the Plan will not result in a non-exempt prohibited

                                                                              12
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER            [GRAPHIC]          DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

     transaction. Each fiduciary who purchases any Note will be deemed to represent that such an exemption exists and applies to it.

 .    The Certificates. The Certificates may not be acquired by, on behalf of, or using the assets of any Plan (including an insurance company general account) of the type described above. Each purchaser of Certificates will be deemed to represent that it is not such a Plan, is not purchasing the Certificates on behalf of a Plan, and is not using the assets of a Plan to purchase any of the Certificates. Further, each purchaser of Certificates will be deemed to agree that if its Certificates are subsequently deemed to be Plan assets, that purchaser will dispose of them.

See "ERISA Considerations" in the Prospectus Supplement and the Prospectus for additional information concerning the application of ERISA.

CAPITAL TREATMENT OF THE NOTES

The Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Office of Thrift Supervision have each advised the Seller that the Notes are eligible for 20% risk-based capital treatment. The banking regulators further advised the Seller generally that if any Trust Student Loan has been disbursed on or after October 1, 1993, consistent with the Higher Education Act's two percent lender risk sharing provisions, only 98% of each Note would be eligible for the 20% risk category. Most of the Trust Student Loans were disbursed on or after October 1, 1993 and, accordingly, only 98% of each Note is eligible for the 20% risk category. The letters from the banking regulators did not address the Certificates' eligibility for the 20% risk category.

In addition, the Seller has received letters from the banking regulators for France, Germany, Italy, Japan, Luxembourg, the Netherlands, Switzerland and the United Kingdom, in each case advising the Seller that the Notes may be eligible for 20% risk-based capital treatment (25% in the case of the Swiss banking regulator). The Netherlands banking regulator further advised the Seller that it considers the FFELP loans to be a homogeneous pool of assets and, accordingly, will make no distinction between Trust Student Loans disbursed before and after October 1, 1993. With the exception of the French, German, Japanese and Swiss banking regulators, whose advice does not address the matter, the European banking regulators have advised the Seller that they will treat Trust Student Loans disbursed on or after October 1, 1993 in a manner consistent with the advice the Seller received from the United States banking regulators.

RATING OF THE SECURITIES

The Securities are required to be rated by at least two nationally recognized rating agencies identified in the Indenture as follows:

Notes:          Highest rating category

Certificates:   One of the three highest rating categories

See "Ratings of the Securities" in the Prospectus Supplement for additional information.

RISK FACTORS

Certain factors you should consider before making an investment in the Certificates are described in the Prospectus Supplement and in the Prospectus under "Risk Factors."

CUSIP NUMBERS

     Class A-1 Notes:      78442[  ]

     Class A-2 Notes:      78442[  ]

     Certificates:         78442[  ]
                                                                              13
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER            [GRAPHIC]          DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

The Notes

Distributions of Interest. Interest will accrue on the principal balances of the Notes at their respective Note Rates. Interest will accrue during each Accrual Period and will be payable to the Noteholders quarterly on each Distribution Date. Interest accrued as of any Distribution Date but not paid on such Distribution Date will be due on the next Distribution Date together with an amount equal to interest on this amount at the applicable rate per annum specified above. Interest payments on the Notes for any Distribution Date will generally be funded from Available Funds and amounts on deposit in the Reserve Account remaining after the distribution of the Primary Servicing Fee and the Administration Fee for that Distribution Date. See "--Distributions" and "--Credit Enhancement" in the Prospectus Supplement. If these sources are insufficient to pay the Noteholders' Interest Distribution Amount for such Distribution Date, the shortfall will be allocated pro rata to the Class A-1 Noteholders and the Class A-2 Noteholders (based upon the total amount of interest then due on each class of Notes).

The "Class A-1 Rate" for each Accrual Period will be equal to the lesser of (a) Three-Month LIBOR, except for the first Accrual Period, which will be One-Month LIBOR, on the second business day before the beginning of that Accrual Period (determined as set forth under "--Determination of LIBOR") plus 0.08% and (b) the Student Loan Rate for that Accrual Period. The "Class A-2 Rate" for each Accrual Period will be equal to the lesser of (a) Three-Month LIBOR, except for the first Accrual Period, which will be One-Month LIBOR, on the second business day before the beginning of that Accrual Period plus 0.16% and (b) the Student Loan Rate for that Accrual Period.

The "Student Loan Rate" for any Accrual Period will be equal to the product of:

     (a) the quotient obtained by dividing 360 by the actual number of days elapsed in the Accrual Period; and

     (b) the percentage equivalent of a fraction, (i) the numerator of which is equal to Expected Interest Collections for the related Collection Period less the Primary Servicing Fee and the Administration Fee and any prior unpaid Administration Fees for that Collection Period and
          (ii) the denominator of which is the Pool Balance as of the first day of that Collection Period.

"Expected Interest Collections" means, for any Collection Period, the sum of:

 .    the amount of interest accrued, net of amounts required to be paid to the
     Department or to be repaid to Guarantors or borrowers, for the Trust Student Loans for that Collection Period (whether or not the interest is actually paid);

 .    all Interest Subsidy Payments and Special Allowance Payments pursuant to claims submitted by the Eligible Lender Trustee for that Collection Period (whether or not actually received), net of amounts required to be paid to the Department, for the Trust Student Loans, to the extent not included in the first bullet; and

 .    investment earnings on amounts held in the Reserve Account and the
     Collection Account for that Collection Period and interest on amounts to be remitted by the Administrator to the Collection Account with respect to that Collection Period prior to the related Distribution Date.
                                                                              14
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER            [GRAPHIC]          DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

Any Note Interest Carryover that may exist on any Distribution Date will be payable to the Noteholders on that Distribution Date and any succeeding Distribution Dates solely out of the amount of Available Funds remaining in the Collection Account on any Distribution Date after distribution of the Primary Servicing Fee, the Administration Fee, the Noteholders' Distribution Amount, the Certificateholders' Distribution Amount, the amount, if any, necessary to be deposited into the Reserve Account to reinstate its balance to the Specified Reserve Account Balance and the aggregate Carryover Servicing Fee, if any; provided that (except on the final Distribution Date upon termination of the Trust) no amounts on deposit in the Reserve Account (other than amounts in excess of the Specified Reserve Account Balance) will be available to pay any
Note Interest Carryover.


The Certificates

Return on Certificates. Certificateholders will be entitled to distributions of return on the Certificate Balance at the Certificate Rate. Return on the Certificates will accrue during each Accrual Period, will be calculated as provided below and will be distributable quarterly on each Distribution Date. Return on the Certificates payable on any Distribution Date but not distributed on that Distribution Date will be payable on the next Distribution Date increased by an amount equal to return on the amount at the Certificate Rate. Distributions with respect to return on the Certificates for any Distribution Date will generally be funded from the portion of the Available Funds and the amounts on deposit in the Reserve Account remaining after the distribution of the Primary Servicing Fee, the Administration Fee and the Noteholders' Interest Distribution Amount for that Distribution Date. See "--Distributions", "--Credit Enhancement--Reserve Account" and "--The Certificates--Subordination of the Certificates" in the Prospectus Supplement.

The "Certificate Rate" for each Accrual Period will be equal to the lesser of
(a) Three-Month LIBOR, except for the first Accrual Period, which will be One-Month LIBOR, on the second business day before the beginning of that Accrual Period (determined as set forth under "--Determination of LIBOR") plus 0.40% and
(b) the Student Loan Rate for that Accrual Period. Any Certificate Return Carryover that may exist on any Distribution Date will be payable to the Certificateholders on that Distribution Date and any succeeding Distribution Dates solely out of the amount of Available Funds remaining in the Collection Account on the Distribution Date after distribution of the Primary Servicing Fee, the Administration Fee, the Noteholders' Distribution Amount, the Certificateholders Distribution Amount, the amount, if any, necessary to be deposited into the Reserve Account to reinstate the balance therein to the Specified Reserve Account Balance, the Carryover Servicing Fee, if any, and any
Note Interest Carryover; provided that (except on the final Distribution Date upon termination of the Trust) amounts on deposit in the Reserve Account (other than amounts in excess of the Specified Reserve Account Balance) will not be available to pay any Certificate Return Carryover.


Administration Fee

As compensation for the performance of the Administrator's obligations under the Administration Agreement and the Sale Agreement and as reimbursement for its related expenses, the Administrator will be entitled to an administration fee in an amount equal to $20,000 per Collection Period payable in arrears on each Distribution Date (the "Administration Fee").
                                                                              15
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER            [GRAPHIC]          DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

The following tables provide a description of certain additional characteristics of the Trust Student Loans as of the applicable Cutoff Date:



                 COMPOSITION OF THE GROUP 1 TRUST STUDENT LOANS
                    AS OF THE SEPTEMBER 13, 1999 CUTOFF DATE

Aggregate Outstanding Principal Balance(1).................  $1,000,781,997
Number of Borrowers........................................         115,146
Average Outstanding Principal Balance Per Borrower.........         $ 8,691
Number of Loans............................................         275,035
Average Outstanding Principal Balance Per Loan.............         $ 3,639
Weighted Average Remaining Term to Maturity(2).............      116 months
Weighted Average Annual Borrower Interest Rate(3)..........           7.52%

Notes:    (1)  Includes  principal balance due from obligors,  plus accrued interest of $22,807,300 as of the Cutoff Date to be capitalized upon commencement of repayment.
          (2)  Determined from the Cutoff Date to the stated maturity date of the applicable Trust Student Loan without giving effect to any deferral or forbearance periods that may be granted in the future. See Appendix A to the Prospectus and "The Student Loan
               Pools - Sallie Mae's Student Loan Financing Business" in the
               Prospectus.
          (3)  Exclusive of Special Allowance Payments. The weighted average spread, including Special Allowance Payments, to the 91-day or 52-week T-Bill rate, as applicable, was 2.89% as of the Cutoff
               Date and would have been 3.11% if all of the Trust Student Loans were in repayment as of the Cutoff Date.



                 COMPOSITION OF THE GROUP 2 TRUST STUDENT LOANS
                    AS OF THE SEPTEMBER 20, 1999 CUTOFF DATE

Aggregate Outstanding Principal Balance(1).................  $1,001,787,403
Number of Borrowers........................................         122,518
Average Outstanding Principal Balance Per Borrower.........         $ 8,177
Number of Loans............................................         299,670
Average Outstanding Principal Balance Per Loan.............         $ 3,343
Weighted Average Remaining Term to Maturity(2).............      116 months
Weighted Average Annual Borrower Interest Rate(3)..........           7.53%

Notes:    (1)  Includes  principal  balance due from obligors,  plus accrued interest of $22,869,363 as of the Cutoff Date to be capitalized upon commencement of repayment.
          (2)  Determined from the Cutoff Date to the stated maturity date of the applicable Trust Student Loan without giving effect to any deferral or forbearance periods that may be granted in the future. See Appendix A to the Prospectus and "The Student Loan
               Pools - Sallie Mae's Student Loan Financing Business" in the
               Prospectus.
          (3)  Exclusive of Special Allowance Payments. The weighted average spread, including Special Allowance Payments, to the 91-day or 52-week T-Bill rate, as applicable, was 2.89% as of the Cutoff
               Date and would have been 3.11% if all of the Trust Student Loans were in repayment as of the Cutoff Date.

                                                                              16
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

                 DISTRIBUTION OF THE GROUP 1 TRUST STUDENT LOANS
              BY LOAN TYPE AS OF THE SEPTEMBER 13, 1999 CUTOFF DATE


                                                                                Aggregate
                                                                               Outstanding         Percent of Pool
                                                                                Principal           by Outstanding
                     Loan Type                         Number of Loans          Balance(1)         Principal Balance
--------------------------------------------------     ---------------       --------------        -----------------
Subsidized Stafford Loans.........................             180,784        $ 565,472,144                    56.5%
Unsubsidized Stafford Loans.......................              74,068          311,662,465                    31.2
SLS Loans.........................................               3,554           16,186,248                     1.6
PLUS Loans........................................              16,621          107,377,667                    10.7
Consolidation Loans...............................                   8               83,473                     0.0
                                                       ---------------       --------------        -----------------
     Total........................................             275,035       $1,000,781,997                   100.0%
                                                       ===============       ==============        =================

Note:   (1) Includes  principal  balance due from obligors,  plus accrued interest of $22,807,300 as of the Cutoff Date to be capitalized upon commencement of repayment.


                 DISTRIBUTION OF THE GROUP 2 TRUST STUDENT LOANS
              BY LOAN TYPE AS OF THE SEPTEMBER 20, 1999 CUTOFF DATE

                                                                                Aggregate
                                                                               Outstanding         Percent of Pool by
                                                                                Principal             Outstanding
                     Loan Type                         Number of Loans          Balance(1)         Principal Balance
--------------------------------------------------     ---------------       --------------        -----------------
Subsidized Stafford Loans.........................             193,333        $ 578,240,308                    57.7%
Unsubsidized Stafford Loans.......................              85,256          321,374,828                    32.1
SLS Loans.........................................               5,038           17,816,940                     1.8
PLUS Loans........................................              16,035           84,187,451                     8.4
Consolidation Loans...............................                   8              167,876                     0.0
                                                       ---------------       --------------        -----------------
     Total........................................             299,670       $1,001,787,403                   100.0%
                                                       ===============       ==============        =================

Note:   (1) Includes  principal  balance due from obligors,  plus accrued interest of $22,869,363 as of the Cutoff Date to be capitalized upon commencement of repayment.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

                 DISTRIBUTION OF THE GROUP 1 TRUST STUDENT LOANS
       BY BORROWER INTEREST RATES AS OF THE SEPTEMBER 13, 1999 CUTOFF DATE

                                                                                 Aggregate
                                                                                Outstanding         Percent of Pool by
                                                                                 Principal             Outstanding
                 Interest Rates(1)                     Number of Loans           Balance(2)         Principal Balance
--------------------------------------------------     ---------------       --------------         -----------------
Less than 7.50%...................................             103,146       $  379,986,950                     38.0%
7.50% to 8.49%....................................             166,054          611,813,295                     61.1
8.50% to 9.49%....................................               5,675            8,606,960                      0.9
Greater than 9.49%................................                 160              374,792                      0.0
                                                       ---------------       --------------         -----------------
     Total........................................             275,035       $1,000,781,997                    100.0%
                                                       ===============       ==============         =================

Notes:    (1)  Determined using the interest rates applicable to the Trust
               Student Loans as of the Cutoff Date. However, because certain of the Trust Student Loans bear interest at variable rates, the above information may not remain applicable to the Trust Student
               Loans at any time after the Cutoff Date. See Appendix A to the Prospectus and "The Student Loan Pools - Sallie Mae's Student
               Loan Financing Business" in the Prospectus.
          (2)  Includes principal balance due from obligors, plus accrued interest of $22,807,300 as of the Cutoff Date to be capitalized upon commencement of repayment.


                 DISTRIBUTION OF THE GROUP 2 TRUST STUDENT LOANS
       BY BORROWER INTEREST RATES AS OF THE SEPTEMBER 20, 1999 CUTOFF DATE


                                                                                   Aggregate
                                                                                  Outstanding          Percent of Pool by
                                                                                   Principal              Outstanding
                 Interest Rates(1)                        Number of Loans          Balance(2)          Principal Balance
--------------------------------------------------        ---------------       --------------         -----------------
Less than 7.50%...................................                106,345       $  364,812,245                     36.4%
7.50% to 8.49%....................................                189,731          631,143,055                     63.0
8.50% to 9.49%....................................                  3,375            5,363,510                      0.5
Greater than 9.49%................................                    219              468,593                      0.1
                                                          ---------------       --------------         -----------------
     Total........................................                299,670       $1,001,787,403                    100.0%
                                                          ===============       ==============         =================

Notes:    (1)  Determined using the interest rates applicable to the Trust
               Student Loans as of the Cutoff Date. However, because certain of the Trust Student Loans bear interest at variable rates, the above information may not remain applicable to the Trust Student
               Loans at any time after the Cutoff Date. See Appendix A to the Prospectus and "The Student Loan Pools - Sallie Mae's Student
               Loan Financing Business" in the Prospectus.
          (2)  Includes principal balance due from obligors, plus accrued interest of $22,869,363 as of the Cutoff Date to be capitalized upon commencement of repayment.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

                 DISTRIBUTION OF THE GROUP 1 TRUST STUDENT LOANS
             BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE
                         SEPTEMBER 13, 1999 CUTOFF DATE


                                                                               Aggregate
                                                                              Outstanding        Percent of Pool by
                                                              Number of        Principal            Outstanding
         Range of Outstanding Principal Balance               Borrowers        Balance/(1)/      Principal Balance
---------------------------------------------------------     ---------     ---------------      -----------------
Less than $ 1,000........................................         4,867      $    3,151,431                0.3%
$ 1,000 to $ 1,999.99....................................         9,807          14,655,207                1.5
$ 2,000 to $ 2,999.99....................................        17,934          45,890,484                4.6
$ 3,000 to $ 3,999.99....................................        10,018          35,095,411                3.5
$ 4,000 to $ 4,999.99....................................         7,439          33,523,926                3.4
$ 5,000 to $ 5,999.99....................................         9,497          52,051,796                5.2
$ 6,000 to $ 6,999.99....................................         7,951          50,989,288                5.1
$ 7,000 to $ 7,999.99....................................         6,082          45,169,889                4.5
$ 8,000 to $ 8,999.99....................................         4,717          39,897,059                4.0
$ 9,000 to $ 9,999.99....................................         4,158          39,308,937                3.9
$10,000 to $10,999.99....................................         3,906          41,076,081                4.1
$11,000 to $11,999.99....................................         4,456          51,138,894                5.1
$12,000 to $12,999.99....................................         2,196          27,390,393                2.7
$13,000 to $13,999.99....................................         2,081          28,129,190                2.8
$14,000 to $14,999.99....................................         2,007          29,093,725                2.9
$15,000 to $15,999.99....................................         1,908          29,549,685                3.0
$16,000 to $16,999.99....................................         1,871          30,831,303                3.1
$17,000 to $17,999.99....................................         1,753          30,466,197                3.0
$18,000 to $18,999.99....................................         1,210          22,373,048                2.2
$19,000 to $19,999.99....................................         2,012          39,359,144                3.9
$20,000 to $20,999.99....................................         1,050          21,502,276                2.2
$21,000 to $21,999.99....................................           715          15,343,325                1.5
$22,000 to $22,999.99....................................           736          16,564,107                1.7
$23,000 to $23,999.99....................................           544          12,772,476                1.3
$24,000 to $24,999.99....................................           451          11,025,629                1.1
$25,000 to $25,999.99....................................           437          11,134,164                1.1
$26,000 to $26,999.99....................................           326           8,631,470                0.9
$27,000 to $27,999.99....................................           332           9,121,457                0.9
$28,000 to $28,999.99....................................           304           8,655,931                0.9
$29,000 to $29,999.99....................................           264           7,779,680                0.8
$30,000 to $30,999.99....................................           232           7,070,448                0.7
$31,000 to $31,999.99....................................           236           7,433,094                0.7
$32,000 to $32,999.99....................................           211           6,854,886                0.7
$33,000 to $33,999.99....................................           163           5,458,544                0.5
$34,000 to $34,999.99....................................           181           6,236,713                0.6
$35,000 and above........................................         3,094         156,056,709               15.6
                                                              ---------     ---------------      -----------------
     Total...............................................       115,146      $1,000,781,997              100.0%
                                                              =========     ===============      =================

Note:     (1)  Includes principal balance due from obligors, plus accrued interest of $22,807,300 as of the Cutoff Date to be capitalized upon commencement of repayment.
                                                                              19
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

                 DISTRIBUTION OF THE GROUP 2 TRUST STUDENT LOANS
             BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE
                         SEPTEMBER 20, 1999 CUTOFF DATE

                                                                                Aggregate
                                                                               Outstanding     Percent of Pool by
                                                              Number of         Principal         Outstanding
         Range of Outstanding Principal Balance               Borrowers         Balance(1)     Principal Balance
---------------------------------------------------------     ---------      --------------    -----------------
Less than $ 1,000........................................         5,224           3,502,167                0.3%
$ 1,000 to $ 1,999.99....................................        11,148          16,744,349                1.7
$ 2,000 to $ 2,999.99....................................        19,903          50,890,214                5.1
$ 3,000 to $ 3,999.99....................................        11,479          40,188,597                4.0
$ 4,000 to $ 4,999.99....................................         8,539          38,394,823                3.8
$ 5,000 to $ 5,999.99....................................        10,413          57,035,695                5.7
$ 6,000 to $ 6,999.99....................................         8,519          54,739,954                5.5
$ 7,000 to $ 7,999.99....................................         6,324          46,944,976                4.7
$ 8,000 to $ 8,999.99....................................         5,097          43,170,351                4.3
$ 9,000 to $ 9,999.99....................................         4,110          38,889,798                3.9
$10,000 to $10,999.99....................................         3,960          41,633,861                4.2
$11,000 to $11,999.99....................................         4,201          48,115,441                4.8
$12,000 to $12,999.99....................................         2,559          31,927,582                3.2
$13,000 to $13,999.99....................................         2,196          29,650,171                3.0
$14,000 to $14,999.99....................................         2,075          30,081,790                3.0
$15,000 to $15,999.99....................................         1,929          29,902,255                3.0
$16,000 to $16,999.99....................................         1,709          28,179,752                2.8
$17,000 to $17,999.99....................................         1,525          26,578,465                2.7
$18,000 to $18,999.99....................................         1,197          22,140,508                2.2
$19,000 to $19,999.99....................................         1,580          30,910,793                3.1
$20,000 to $20,999.99....................................           936          19,178,917                1.9
$21,000 to $21,999.99....................................           675          14,502,349                1.4
$22,000 to $22,999.99....................................           765          17,218,683                1.7
$23,000 to $23,999.99....................................           558          13,115,064                1.3
$24,000 to $24,999.99....................................           458          11,206,176                1.1
$25,000 to $25,999.99....................................           422          10,759,895                1.1
$26,000 to $26,999.99....................................           337           8,928,243                0.9
$27,000 to $27,999.99....................................           347           9,534,835                1.0
$28,000 to $28,999.99....................................           272           7,748,868                0.8
$29,000 to $29,999.99....................................           248           7,311,336                0.7
$30,000 to $30,999.99....................................           238           7,253,834                0.7
$31,000 to $31,999.99....................................           207           6,510,815                0.6
$32,000 to $32,999.99....................................           186           6,039,775                0.6
$33,000 to $33,999.99....................................           178           5,972,692                0.6
$34,000 to $34,999.99....................................           184           6,347,810                0.6
$35,000 and above........................................         2,820         140,536,569               14.0
                                                              ---------      --------------    -----------------
     Total...............................................       122,518      $1,001,787,403              100.0%
                                                              =========      ==============    =================

Note:     (1)  Includes principal balance due from obligors, plus accrued interest of $22,869,363 as of the Cutoff Date to be capitalized upon commencement of repayment.
                                                                              20
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

                     DISTRIBUTION OF THE TRUST STUDENT LOANS
                   BY SCHOOL/LOAN TYPE AS OF THE CUTOFF DATES


                                                                               Aggregate
                                                                              Outstanding        Percent of Pool by
                                                                               Principal            Outstanding
                  School/Loan Type                     Number of Loans         Balance(1)        Principal Balance
--------------------------------------------------    ----------------       --------------     -------------------
FFELP:
     4-year Institutions..........................             448,367       $1,674,361,796               83.6%
     2-year Institutions..........................              60,575          138,720,172                6.9
     Proprietary/Vocational.......................              62,048          170,003,465                8.5
     Unidentified.................................               3,699           19,232,618                1.0
     Consolidation Loan Program(2)................                  16              251,349                0.0
                                                      ----------------       --------------     -------------------
          Total...................................             574,705       $2,002,569,400              100.0%
                                                      ================       ==============     ===================

Notes:    (1)  Includes principal balance due from obligors, plus accrued interest of $22,807,300 for the Group 1 Trust Student Loans and
               $22,869,363 for the Group 2 Trust Student Loans to be capitalized upon commencement of repayment.
          (2)  The school type for Consolidation Loans is generally not available.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

                 DISTRIBUTION OF THE GROUP 1 TRUST STUDENT LOANS
                     BY REMAINING TERM TO SCHEDULED MATURITY
                    AS OF THE SEPTEMBER 13, 1999 CUTOFF DATE

                                                                                Aggregate
                                                                               Outstanding      Percent of Pool by
                  Number of Months                                              Principal           Outstanding
         Remaining to Scheduled Maturity(1)            Number of Loans          Balance(2)      Principal Balance
--------------------------------------------------     ---------------      ----------------   --------------------
0 to 12...........................................               2,237      $     1,418,991                0.1%
13 to 24..........................................               4,981            3,971,962                0.4
25 to 36..........................................               6,152            6,627,476                0.7
37 to 48..........................................               5,939            8,588,566                0.9
49 to 60..........................................               6,956           12,918,750                1.3
61 to 72..........................................               8,901           19,432,534                1.9
73 to 84..........................................              10,174           25,554,937                2.5
85 to 96..........................................              12,892           42,964,572                4.3
97 to 108.........................................              20,191           80,705,195                8.1
109 to 120........................................              85,141          351,483,776               35.1
121 to 132........................................              67,057          279,180,082               27.9
133 to 144........................................              23,159           91,237,101                9.1
145 and Up........................................              21,255           76,698,055                7.7
                                                       ---------------      ----------------   --------------------
     Total........................................             275,035       $1,000,781,997              100.0%
                                                       ===============      ================   ====================

Notes:    (1)  Determined from the Cutoff Date to the stated maturity date of the applicable Trust Student Loan without giving effect to any deferral or forbearance periods that may be granted in the future. See Appendix A to the Prospectus and "The Student Loan
               Pools - Sallie Mae's Student Loan Financing Business" in the
               Prospectus.
          (2)  Includes principal balance due from obligors, plus accrued interest of $22,807,300 as of the Cutoff Date to be capitalized upon commencement of repayment.
                                                                              22
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

                 DISTRIBUTION OF THE GROUP 2 TRUST STUDENT LOANS
                     BY REMAINING TERM TO SCHEDULED MATURITY
                    AS OF THE SEPTEMBER 20, 1999 CUTOFF DATE

                                                                                Aggregate
                                                                               Outstanding      Percent of Pool by
                  Number of Months                                              Principal          Outstanding
         Remaining to Scheduled Maturity(1)            Number of Loans         Balance(2)       Principal Balance
--------------------------------------------------     ---------------       --------------     -----------------
0 to 12...........................................               1,790       $      968,603                0.1%
13 to 24..........................................               4,770            3,599,190                0.3
25 to 36..........................................               6,102            6,738,711                0.7
37 to 48..........................................               6,441            9,394,902                0.9
49 to 60..........................................               8,057           15,107,261                1.5
61 to 72..........................................              11,311           23,979,262                2.4
73 to 84..........................................              12,520           30,822,817                3.1
85 to 96..........................................              15,839           50,041,487                5.0
97 to 108.........................................              25,082           92,028,161                9.2
109 to 120........................................              88,619          334,274,264               33.4
121 to 132........................................              65,134          251,376,226               25.1
133 to 144........................................              27,519           96,161,589                9.6
145 and Up........................................              26,486           87,294,930                8.7
                                                       ---------------       --------------     -----------------
     Total........................................             299,670       $1,001,787,403              100.0%
                                                       ===============       ==============     =================

Notes:    (1)  Determined from the Cutoff Date to the stated maturity date of the applicable Trust Student Loan without giving effect to any deferral or forbearance periods that may be granted in the future. See Appendix A to the Prospectus and "The Student Loan
               Pools - Sallie Mae's Student Loan Financing Business" in the
               Prospectus.
          (2)  Includes principal balance due from obligors, plus accrued interest of $22,869,363 as of the Cutoff Date to be capitalized upon commencement of repayment.

                                                                              23
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER            [GRAPHIC]         DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

                    DISTRIBUTION OF THE TRUST STUDENT LOANS
           BY CURRENT BORROWER PAYMENT STATUS AS OF THE CUTOFF DATES
                                                                                Aggregate          Percent of Pool
                                                                               Outstanding          by Outstanding
                                                                                Principal             Principal
         Current Borrower Payment Status(1)             Number of Loans         Balance(2)             Balance
--------------------------------------------------     ----------------      ---------------        ---------------
In-School.........................................              99,307        $ 346,223,164                17.3%
Grace.............................................              81,670          315,067,987               15.7
Deferral..........................................              44,228          159,547,872                8.0
Forbearance.......................................              52,403          197,197,665                9.8
Repayment(3)
     First year in repayment......................             173,789          647,845,146               32.3
     Second year in repayment.....................              43,137          160,084,232                8.0
     Third year in repayment......................              24,652           79,369,315                4.0
     More than 3 years in repayment...............              55,519           97,234,019                4.9
                                                       ----------------      ---------------        ---------------
          Total...................................             574,705       $2,002,569,400              100.0%
                                                       ================      ===============        ===============

Notes:    (1)  Refers to the status of the borrower of each Trust Student Loan as of the applicable Cutoff Date. The borrower may still be attending school ("In-School"), may be in a grace period after completing school and prior to repayment commencing ("Grace"), may be currently required to repay the loan ("Repayment") or may have temporarily ceased repaying the loan through a deferral
               ("Deferral") or a forbearance ("Forbearance") period. See
               Appendix A to the Prospectus and "The Student Loan Pools - Sallie
               Mae's Student Loan Financing Business" in the Prospectus.
          (2)  Includes principal balance due from obligors, plus accrued interest of $22,807,300 for the Group 1 Trust Student Loans and
               $22,869,363 for the Group 2 Trust Student Loans to be capitalized upon commencement of repayment.
          (3)  The weighted average number of months in repayment for all Trust
               Student Loans currently in repayment is 14 for the Group 1 Trust
               Student Loans and 15 for the Group 2 Trust Student Loans, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the Cutoff Date.


     SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE GROUP 1
         TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF
                      THE SEPTEMBER 13, 1999 CUTOFF DATE

                                                                  Scheduled Months in Status(1)
                                              --------------------------------------------------------------------
    Current Borrower Payment Status           In-School       Grace       Deferral      Forbearance      Repayment
----------------------------------------      ----------    ---------    ----------    -------------   -----------
In-School...............................            17.3          6.0             -                -        118.8
Grace...................................               -          2.4             -                -        119.2
Deferral................................               -            -          15.6                -        113.3
Forbearance.............................               -            -             -              4.2        114.3
Repayment...............................               -            -             -                -        103.1

Note:     (1)  Determined without giving effect to any deferral or forbearance periods that may be granted in the future. See Appendix A to the Prospectus and "The Student Loan Pools - Sallie Mae's Student
               Loan Financing Business" in the Prospectus.

                                                                              24
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------









                                                                              25
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

     SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE GROUP 2
         TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF
                      THE SEPTEMBER 20, 1999 CUTOFF DATE

                                                                    Scheduled Months in Status(1)
                                                --------------------------------------------------------------------
    Current Borrower Payment Status             In-School       Grace       Deferral      Forbearance      Repayment
-----------------------------------------       -----------   ---------    -----------   -------------   -----------
In-School................................             17.2          6.0             -                -        118.7
Grace....................................                -          2.2             -                -        118.9
Deferral.................................                -            -          15.9                -        112.7
Forbearance..............................                -            -             -              4.1        113.9
Repayment................................                -            -             -                -        101.7

No (1) Determided without giving effect to any deferral or forbearance periods that may be granted in the future. See Appendix A to the Propestus and "The Student Loan Pools - Sallie Mae's Student Loan Financing Business" in the Propectus.

                                                                              26
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER            [GRAPHIC]          DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------


                        GEOGRAPHIC DISTRIBUTION OF THE
                  TRUST STUDENT LOANS AS OF THE CUTOFF DATES

                                                                                Aggregate           Percent of Pool
                                                                               Outstanding          by Outstanding
                                                             Number of          Principal              Principal
                      State(1)                                 Loans            Balance(2)              Balance
--------------------------------------------------          ------------      --------------        --------------
Alabama...........................................               1,850          $ 6,862,518                0.3%
Alaska............................................                 279              895,583                0.0
Arizona...........................................               2,084            8,165,382                0.4
Arkansas..........................................               2,449            7,767,868                0.4
California........................................              12,166           53,690,670                2.7
Colorado..........................................               3,004           10,260,951                0.5
Connecticut.......................................               9,432           38,697,755                1.9
Delaware..........................................               1,254            5,222,931                0.3
District of Columbia..............................               1,841            8,535,673                0.4
Florida...........................................              40,635          131,999,149                6.6
Georgia...........................................              23,751           82,005,938                4.1
Hawaii............................................                 386            1,541,978                0.1
Idaho.............................................                 121              551,318                0.0
Illinois..........................................              48,480          167,342,538                8.4
Indiana...........................................               3,416           11,114,695                0.6
Iowa                                                               741            2,689,146                0.1
Kansas............................................               1,602            5,511,477                0.3
Kentucky..........................................                 865            3,011,588                0.2
Louisiana.........................................               9,166           32,151,510                1.6
Maine.............................................                 958            3,701,036                0.2
Maryland..........................................              10,492           44,680,287                2.2
Massachusetts.....................................              17,529           72,877,072                3.7
Michigan..........................................              10,569           32,740,983                1.6
Minnesota.........................................               1,422            4,616,659                0.2
Mississippi.......................................               9,843           29,903,417                1.5
Missouri..........................................               2,645           10,485,306                0.5
Montana...........................................                 175              583,726                0.0
Nebraska..........................................                 241              838,163                0.0
Nevada............................................                 740            2,810,048                0.1
New Hampshire.....................................               1,254            5,286,375                0.3
New Jersey........................................              20,562           81,860,610                4.1
New Mexico........................................                 742            2,483,830                0.1
New York..........................................             137,197          474,748,253               23.7
North Carolina....................................              17,432           59,031,574                3.0
North Dakota......................................                  67              194,782                0.0
Ohio                                                             6,760           24,739,500                1.2
Oklahoma..........................................              10,239           28,519,566                1.4

                                                                              27
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER            [GRAPHIC]          DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------


                                                                                Aggregate         Percent of Pool
                                                                               Outstanding        by Outstanding
                                                               Number of        Principal            Principal
                      State(1)                                   Loans          Balance(2)             Balance
--------------------------------------------------             ---------     ---------------      ----------------
Oregon............................................               1,039            3,712,574                0.2

                                                                              28
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

                         GEOGRAPHIC DISTRIBUTION OF THE
                   TRUST STUDENT LOANS AS OF THE CUTOFF DATES
                                   (continued)

                                                                                Aggregate           Percent of Pool
                                                                               Outstanding           by Outstanding
                                                              Number of         Principal               Principal
                      State(1)                                  Loans           Balance(2)               Balance
--------------------------------------------------          -----------       --------------        ---------------
Pennsylvania......................................              11,626           47,499,060                2.4
Rhode Island......................................               2,384            9,482,928                0.5
South Carolina....................................               6,118           23,905,594                1.2
South Dakota......................................                  74              234,782                0.0
Tennessee.........................................               3,739           13,207,371                0.7
Texas.............................................              97,696          319,498,076               16.0
Utah                                                               204              766,293                0.0
Vermont...........................................                 433            1,792,325                0.1
Virginia..........................................              30,984           97,774,648                4.9
Washington........................................               2,429            8,834,649                0.4
West Virginia.....................................               3,614           10,660,432                0.5
Wisconsin.........................................               1,043            3,564,404                0.2
Wyoming...........................................                  63              195,391                0.0
Other.............................................                 870            3,321,018                0.2
                                                            -----------       ---------------       -----------
     Total........................................             574,705       $2,002,569,400              100.0%
                                                            ===========      ----------------       -----------

Notes:    (1)  Based on the billing addresses of the borrowers of the Trust
               Student Loans shown on the Servicer's records as of the Cutoff
               Dates.
          (2)  Includes principal balance due from obligors, plus accrued interest of $22,807,300 for the Group 1 Trust Student Loans and
               $22,869,363 for the Group 2 Trust Student Loans to be capitalized upon commencement of repayment.

                                                                              29
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]              DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------


                            DISTRIBUTION OF THE TRUST
             STUDENT LOANS BY REPAYMENT TERMS AS OF THE CUTOFF DATES

                                                                                Aggregate           Pecent of Pool
                                                                               Outstanding          by Outstanding
                                                              Number of         Principal              Principal
                Loan Repayment Terms                            Loans           Balance(1)              Balance
----------------------------------------                    -----------     ----------------       ---------------
Level Payment                                                  499,127      $ 1,696,010,045               84.7%
Other Repayment Options(2)                                      75,578          306,559,355               15.3
                                                            -----------     ----------------       ---------------
Total                                                          574,705      $ 2,002,569,400              100.0%
                                                            ===========     ================       ===============

Notes:    (1)  Includes principal balance due from obligors, plus accrued interest of $22,807,300 for the Group 1 Trust Student Loans and
               $22,869,363 for the Group 2 Trust Student Loans to be capitalized upon commencement of repayment.
          (2)  Includes graduated repayment, income sensitive and interest only period loans. Income sensitive loans represent less than 1.0% of the Outstanding Principal Balance. Interest only period loans represent 14.6% of the Outstanding Principal Balance.


                            DISTRIBUTION OF THE TRUST
          STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE CUTOFF DATES

                                                                                Aggregate          Percent of Pool
                                                                               Outstanding         by  Outstanding
                                                             Number of          Principal             Principal
                Disbursement Date(1)                           Loans            Balance(2)            Balance(3)
----------------------------------------                     ----------    -----------------        ---------------
Pre-October 1, 1993                                             76,910        $ 166,212,131                8.3%
October 1, 1993 and thereafter                                 497,795        1,836,357,269               91.7
                                                             ----------    -----------------        ---------------
Total                                                          574,705      $ 2,002,569,400              100.0%
                                                             ----------    -----------------        ---------------

Notes:    (1)  Student Loans disbursed prior to October 1, 1993 are 100%
               guaranteed by the applicable Guarantor, and reinsured against default by the Department up to 100% of the Guarantee Payments.
               Student Loans disbursed on or after October 1, 1993 are 98% guaranteed by the applicable Guarantor, and reinsured against default by the Department up to a maximum of 98% of the Guarantee
               Payments. See "Appendix A The Federal Family Education Loan
               Program - Guarantee Agencies" and "--Federal Insurance and
               Reinsurance of Guarantee Agencies" in the Prospectus.
          (2)  Includes principal balance due from obligors, plus accrued interest of $22,807,300 for the Group 1 Trust Student Loans and
               $22,869,363 for the Group 2 Trust Student Loans to be capitalized upon commencement of repayment.
          (3)  The holder of a Consolidation Loan made on or after October 1,
               1993 must pay the Department a monthly rebate fee calculated on an annual basis equal to, in most cases, 1.05% of the principal plus accrued unpaid interest on any such loan. Of the Trust
               Student Loans that are Consolidation Loans, 66.0% were made on or after October 1, 1993.

                                                                              30
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             DECEMBER 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------


                   DISTRIBUTION OF THE TRUST STUDENT LOANS BY
                     GUARANTY AGENCY AS OF THE CUTOFF DATES

                                                                                                      Percent of
                                                                                   Aggregate            Pool by
                                                               Number of          Outstanding         Outstanding
                                                                 Loans         Principal Balance       Principal
                                                               Guaranteed           of Loans            Balance
                 Name of Guaranty Agency                                         Guaranteed(1)        Guaranteed
----------------------------------------------------------   -------------    --------------------  -------------
American Student Assistance Guarantor.....................         19,911          $ 84,299,448            4.2%
California Student Aid Commission.........................          6,502            32,975,167            1.7
Colorado Student Loan Program.............................          1,915             5,849,473            0.3
Connecticut Student Loan Foundation.......................          6,427            26,902,616            1.3
Education Assistance Corporation..........................             39               146,129            0.0
Educational Credit Management Corporation.................         23,778            66,098,463            3.3
Finance Authority of Maine................................            594             1,526,543            0.1
Florida Department of Education Office of Student
    Financial Assistance..................................         27,109            78,022,037            3.9
Georgia Higher Education Assistance Corp..................         14,730            45,080,050            2.3
Great Lakes Higher Education Corporation..................          9,554            37,355,350            1.9
Illinois Student Assistance Commission....................         47,800           162,044,889            8.1
Iowa College Student Aid Commission.......................            896             2,810,690            0.1
Kentucky Higher Education Assistance Authority............            323               936,984            0.0
Louisiana Student Financial Assistance Commission.........          2,763             9,659,118            0.5
Michigan Higher Education Assistance Authority............          9,546            27,645,491            1.4
Missouri Coordinating Board for Higher Education..........          1,222             4,633,774            0.2
Montana Guaranteed Student Loan Program...................             77               237,797            0.0
Nebraska Student Loan Program.............................          1,813            10,833,226            0.5
New Jersey Higher Education Assistance Authority..........          7,744            28,985,714            1.4
New York State Higher Education Services Corporation......        137,383           438,848,362           21.9
Northwest Education Loan Association......................          1,840             7,087,616            0.4
Oklahoma State Regents for Higher Education...............         11,333            31,921,408            1.6
Oregon State Scholarship Commission.......................            432             1,420,590            0.1
Pennsylvania Higher Education Assistance Agency...........         11,973            45,028,882            2.3
Rhode Island Higher Education Assistance Authority........          2,740             9,646,141            0.5
Student Loan Guarantee Foundation of Arkansas, Inc. ......          1,998             6,643,265            0.3
Tennessee Student Assistance Corporation..................          3,000            10,694,950            0.5
Texas Guaranteed Student Loan Corporation.................         96,784           314,056,195           15.7
United Student Aid Funds, Inc.............................        124,444           511,071,748           25.5
Utah Higher Education Assistance Authority................             35               107,284            0.0
                                                             -------------    --------------------  -------------
     Total................................................        574,705       $ 2,002,569,400          100.0%
                                                             -------------    --------------------  -------------

Note:    (1)  Includes principal balance due from obligors, plus accrued interest of $22,807,300 for the Group 1 Trust Student Loans and $22,869,363 for the Group 2 Trust Student Loans to be capitalized upon commencement of repayment.

                                                                              31
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC OMITTED]     December 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

Some historical information about each of the Guarantors that guarantees Trust Student Loans comprising greater than 5% of the Initial Pool Balance (the "Significant Guarantors") is provided below. The information shown for each Significant Guarantor relates to all Student Loans (including but not limited to Trust Student Loans) guaranteed by such Significant Guarantor.

Guaranty Volume. The following table describes the approximate aggregate principal amount of federally reinsured Student Loans (excluding Consolidation Loans) that first became guaranteed by each Significant Guarantor and by all Guarantee Agencies (including but not limited to those guaranteeing Trust Student Loans) in each of the five federal fiscal years shown:*

                                                                      Loans Guaranteed
                                  --------------------------------------------------------------------------------------------

                                                                     Federal Fiscal Year
                                  --------------------------------------------------------------------------------------------

    Name of Guaranty Agency             1994               1995              1996                1997               1998
-----------------------------     ----------------   ----------------   ----------------   ----------------   ----------------
Illinois Student Assistance
     Commission.................. $   709,642,725    $   573,085,655    $   494,362,509    $   535,138,764    $   581,490,697
N.Y. State Higher Education
     Services Corporation........   1,667,124,351      1,553,679,083      1,404,308,282      1,531,888,290      1,567,779,770
Texas Guaranteed Student Loan
     Corporation.................   1,067,232,396      1,155,766,611      1,270,649,512      1,383,563,862      1,456,358,859
United Student Aid Funds, Inc....   4,724,841,523      5,040,721,324      5,293,074,800      6,161,344,966      6,181,128,248
All Guarantee Agencies........... $23,101,135,064    $21,055,193,594    $19,727,950,145    $21,409,775,875    $22,300,960,997

* The information in the table above was obtained from the Department's quarterly Loan Volume Updates. The Seller, Sallie Mae and the Underwriter have not audited or independently verified this information for accuracy or completeness.


                                                                              32
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             December 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

Reserve Ratio. Each Significant Guarantor's reserve ratio is determined by dividing its cumulative cash reserves by the original principal amount of the outstanding loans it has agreed to guarantee. The term "cumulative cash reserves" refers to cash reserves plus (i) sources of funds (including insurance premiums, state appropriations, federal advances, federal reinsurance payments, administrative cost allowances, collections on claims paid and investment earnings) minus (ii) uses of funds (including claims paid to lenders, operating expenses, lender fees, the Department's share of collections on claims paid, returned advances and reinsurance fees). The "original principal amount of outstanding loans" consists of the original principal amount of loans guaranteed by the Significant Guarantor minus the original principal amount of loans cancelled, claims paid, loans paid in full and loan guarantees transferred to the Significant Guarantor from other guarantors.

The following table sets forth the Significant Guarantors' reserve ratios and the national average reserve ratio for all guarantors for the five federal fiscal years shown for which information is available:*

                                                                 Reserve Ratio as of Close of Federal Fiscal Year
                                                               ----------------------------------------------------
                        Guarantors                              1994       1995        1996      1997        1998
--------------------------------------------------------       -------    -------     -------   -------     -------

Illinois Student Assistance Commission..................         1.0%       1.0%        1.1%       1.4%       1.6%
N.Y. State Higher Education Services Corporation........         1.0        1.1         1.0        1.2        1.1
Texas Guaranteed Student Loan Corporation...............         0.9        1.4         1.1        1.6        1.8
United Student Aid Funds, Inc. .........................         1.2        1.5         1.5        1.5        1.4
All Guarantee Agencies..................................         1.4        1.6         1.6        1.5        1.5

* The information in the table above was obtained from the Department's FY94-96 Federal Student Loan Programs Data Book (for fiscal years 1994 and
     1995) and from the latest available Department of Education reports (for fiscal years 1996, 1997 and 1998). The Seller, Sallie Mae and the Underwriter have not audited or independently verified this information for accuracy or completeness.

Recovery Rates. A Guarantor's recovery rate, which provides a measure of the effectiveness of the collection efforts against defaulting borrowers after the guarantee claim has been satisfied, is determined for each year by dividing the cumulative amount recovered from borrowers by the Guarantor by the cumulative aggregate amount of default claims paid by the Guarantor. The table below sets forth the cumulative recovery rates for each of the Significant Guarantors for the five federal fiscal years shown for which information is available:*

                                                                        Recovery Rate Federal Fiscal Year
                                                               ----------------------------------------------------
                       Guarantors                               1994       1995        1996       1997       1998
--------------------------------------------------------       -------    -------     -------    -------    -------
Illinois Student Assistance Commission..................        46.0%      46.0%       47.3%      48.0%      51.5%
N.Y. State Higher Education Services Corporation........        41.9       43.9        46.2       49.4       53.0
Texas Guaranteed Student Loan Corporation...............        30.4       34.3        41.4       45.4       48.9
United Student Aid Funds, Inc. .........................        29.3       34.9        39.2       40.9       44.3

* The information in the table above was obtained from privately published compilations of DOE data and from the Significant Guarantors (for fiscal years 1997 and 1998). The Seller, Sallie Mae and the Underwriter have not audited or independently verified this information for accuracy or completeness.

                                                                              33
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]              December 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------





                                                                              34
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER         [GRAPHIC]             December 21, 1999
Securitized Products Group
SLM Student Loan Trust 1999-3
--------------------------------------------------------------------------------

Claims Rate.* The following table sets forth the claims rates of each Significant Guarantor for each of the five federal fiscal years shown:**

                                                                                Claims Rate
                                                             ---------------------------------------------------

                                                                            Federal Fiscal Year
                                                             ----------------------------------------------------
                        Guarantors                            1994       1995        1996       1997       1998
--------------------------------------------------------     -------    -------     -------    -------    -------

Illinois Student Assistance Commission..................       3.7%       2.7%        2.7%       3.4%       2.3%
N.Y. State Higher Education Services Corporation........       2.8        3.2         2.9        2.5        2.7
Texas Guaranteed Student Loan Corporation...............       5.2        5.0         3.9        3.3        3.2
United Student Aid Funds, Inc. .........................       5.0        4.7         4.7        4.7        4.0

* The Department is required to make reinsurance payments to Guarantors with respect to FFELP loans in default that are subject to specified reductions when the Guarantor's claims rate for a fiscal year equals or exceeds certain trigger percentages of the aggregate original principal amount of FFELP loans guaranteed by such Guarantor that are in repayment on the last day of the prior fiscal year. See Appendix A to the Prospectus.
** The information in the table above was obtained from annually published DOE reports. The Seller, Sallie Mae and the Underwriter have not audited or independently verified this information for accuracy or completeness.

                                                                              35
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Sallie Mae with respect to the expected characteristics of the student loan receivables securing these securities. The actual characteristics and performance of the student loan receivables will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriter disclaims any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN AVAILABLE. In the event of any such offering, these materials, including any description of the student loan receivables contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
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